Exhibit 10.17

                            SALES ONLINE DIRECT, INC.
                             2002 STOCK OPTION PLAN

      1. Purpose. The purpose of this 2002 STOCK OPTION PLAN ("Plan") is to further the interests of SALES ONLINE DIRECT, INC. and any subsidiary (collectively referred to as the "Company") by providing incentives for directors, officers, employees and consultants of the Company who may be designated for participation therein, and to provide additional means of attracting and retaining competent personnel.

      2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan and applicable law, the Board is authorized to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Board shall vote upon or decide any matter relating to himself or a member of his immediate family or to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan.

      3. Limitation on Aggregate Shares; Adjustments. The Company has reserved 30,000,000 shares of common stock, par value $.001 per share (the "Shares"), for issuance upon the exercise of options granted under the Plan. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the Shares so released from option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Board. The decision of the Board as to the amount and timing of any such adjustment shall be conclusive.

      4. Accelerated Exercise. (a) Anything in the Plan or in any Option Agreement or any option granted hereunder to the contrary notwithstanding, in the event of the commencement of a tender offer (other than by the Company) for any Shares of the Company, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company, or a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Company (an "Extraordinary Event"), then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all options granted pursuant to the Plan shall immediately vest and become fully exercisable for the full number of Shares subject to any such option.

      (b) The accelerated exercise right pursuant to subsection (a) shall be effective on and at all times after the "Event Date" of the Extraordinary Event. The "Event Date" is the date of the commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the earlier of (i) the day preceding the date in respect of such Extraordinary Event, or (ii) the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

      (c) If in the case of an Extraordinary Event other than a tender offer, notice that is given by an optionee of the exercise of an option pursuant to this Section 4 prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of an option after the occurrence of an Extraordinary Event, the Company shall issue, on and as of the effective date of such exercise, all Shares with respect to which the option shall have been exercised.

      (d) If an optionee fails to exercise his or her option, in whole or in part, pursuant to this Section upon an Extraordinary Event, or if there shall be any capital reorganization or reclassification of the Shares, the Company shall take such action as may be necessary to enable each optionee to receive upon any subsequent exercise of his or her options, in whole or in part, in lieu of Shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such Shares.

      5. Participants; Grant of Option. (a) The Board shall determine and designate from time to time those executive officers and key employees of the Company to whom options are to be granted and who thereby become participants in the Plan. The Board may grant to such executive officers and key employees options to purchase Shares in such amounts as the Board shall from time to time determine. Participation in the Plan shall not confer any right of continuation of service as an employee of the Company.

      (b) The granting of an option shall take place only when an appropriate written Option Agreement substantially in the form of Exhibit A or Exhibit B attached hereto is executed by the Company and the optionee and delivered to the optionee. All options under the Plan shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the Plan, related to the grant or the time or times of exercise of options as the Board shall prescribe.

      (c) An option granted under the Plan may be a non-qualified stock option or an "incentive stock option" ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and, if not otherwise specified, shall be deemed to be an Incentive Stock Option unless it does not meet the requirements of the Code.

      (d) An Incentive Stock Option shall not result in income upon the receipt of the option to the extent that (i) the aggregate fair market value (determined at the time the option is granted) of the Shares that may be purchased by the optionee during any calendar year (under the Plan and all other plans of the Company) does not exceed $100,000; and (ii) the optionee (other than the optionee's estate where the optionee is deceased) does not dispose of the Shares until the later of (A) two years from and after the date the option is granted, and (B) one year after the date the Shares are issued to the optionee. In the event of a disposition of Shares received upon exercise of an Incentive Stock Option where the disposition occurs within two years from the date the option is granted or one year from the receipt of the shares, the optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

      6. Option Price; Fair Market Value. (a) Except as otherwise determined by the Board, in its discretion, the price at which Shares may be purchased upon an optionee's exercise of an Option shall be equal to the "Fair Market Value" (as hereinafter defined in Section 6(b)) on the date the option is granted; provided, however, that in the case of Incentive Stock Options, if at the time the option is granted the participant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), then the option price shall be not less than 110% of the Fair Market Value of the Shares on the date the option is granted.

      (b) The "Fair Market Value" per Share as of any particular date shall be the closing market price per Share on the trading day immediately preceding such date, as reported on the principal securities exchange or market on which the Shares are then listed or admitted to trading, or if not so reported, the average of the bid and asked prices on the trading date immediately preceding such date as reported by Nasdaq, or if not so reported, as determined by the Board in good faith.

      7. Exercise Period. Except as otherwise specified by the Board in the Option Agreement, each option granted under the Plan will expire on the tenth anniversary of the date the option was granted; provided, however, that an Incentive Stock Option granted to a 10% Shareholder shall in no event be exercisable after the expiration of five years from the date it is granted.

      8. Exercise of Options. Unless otherwise provided by the Board and specified in the Option Agreement (and except as otherwise stated in Section 4 hereof), any option granted hereunder will become exercisable with respect to 20% of the Shares subject to such option on each anniversary date of the grant of the option, plus in each case the number of Shares that previously became eligible for purchase thereunder, so that the option shall become fully exercisable on the fifth anniversary of the date the option was granted.

      9. Limitation Upon Transfer of Options. No option shall be transferable by an optionee otherwise than by will and the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended (ERISA), and the rules and regulations thereunder. Options shall be exercisable only by the optionee during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, the option shall immediately lapse and become null and void.

      10. Termination and Forfeiture of Options. In the event of termination of an optionee of employment for cause, all unexercised options of the optionee shall immediately terminate. In the event of the termination of employment of an optionee for any other reason, except the death or disability of the optionee, all unexercised options of the optionee will terminate, be forfeited and will lapse, provided that the optionee, within three months after the optionee's termination of employment with the Company, may exercise the option to purchase that number of Shares that were purchasable by the optionee at the time of his or her termination of employment.

      11. Death or Disability of Optionee. In the event of the death of an optionee, or if an optionee's employment is terminated because of permanent and total disability, the option may be exercised by the personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the optionee, or by the disabled optionee, as the case may be, within one year after the death of the optionee or termination of his or her employment, as the case may be, to purchase that number of Shares that were purchasable by the optionee at the time of his or her death or disability.

      12. Leaves of Absences. The Board shall be entitled to make such rules, regulations, and determinations as it deems appropriate with respect to leaves of absences taken by any optionee. Without limiting the generality of the foregoing, the Board shall be entitled to determine: (i) whether any such leave of absence shall constitute a termination of employment for purposes of the Plan; and (ii) the impact, if any, of any such leave of absence on options under the Plan granted to any optionee who takes such leave of absence.

      13. Method of Exercise. To exercise an option, the optionee (or his or her successor) shall give written notice to the Company's Secretary at the Company's principal place of business accompanied by full payment for the Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the Shares subject to the option are registered under the Securities Act of 1933, as amended. If the option is exercised by the successor of an optionee following his or her death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise such deceased optionee's option.

      14. Manner of Payment. An optionee may pay the exercise price for the Shares being purchased either (i) in cash or by check made payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares on the date of exercise equals the exercise price for the Shares being purchased, (iii) by surrender to the Company of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the optionee may require the Company, to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair Market Value equal to the amount of any taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

      15. Share Certificates. Certificates representing Shares issued pursuant to the Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

      The Company shall not be required to transfer or deliver any certificate or certificates for Shares purchased upon any exercise of an option: (i) until after compliance with all then applicable requirements of law; and (ii) prior to admission of such Shares to listing on any stock exchange on which the Company's outstanding Shares may then be listed. In no event shall the Company be required to issue fractional Shares to an optionee.

      16. Registration. If the Company shall be advised by its counsel that Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the Shares by the Company may be deferred until registration is effected or consent obtained.

      17. Issuance of Shares. No Shares will be issued until full payment for such Shares has been made. An optionee shall have no rights as a shareholder with respect to optioned Shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of Shares shall have been complied with in all respects to the satisfaction of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

      18. Amendments and Termination. The Board may amend, suspend, discontinue, or terminate the Plan, but no such action may, without the consent of the holder of any option granted hereunder, alter or impair such option.

      19. Period of Plan. The Plan shall be effective upon its adoption by the Board of Directors of the Company. In the event that any incentive stock option is granted under this Plan, such option shall be converted automatically into a nonqualified stock option if stockholder approval by the Company is not received within 12 months from the date of approval by the Board of Directors, or if the option is exercised at any time prior to such stockholder approval. No option shall be granted on or after the tenth anniversary of the date of adoption of the Plan by the Board of Directors of the Company.

                                    EXHIBIT A

                        INCENTIVE STOCK OPTION AGREEMENT
                                    under the
                            SALES ONLINE DIRECT, INC.
                             2002 STOCK OPTION PLAN

      THIS AGREEMENT is made this ____________________, 20__, by and between SALES ONLINE DIRECT, INC. a Delaware corporation (the "Company"), and _____________________________ (the "Optionee").

      WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.001 per share ("Shares"), pursuant to the terms and conditions of the Company's 2002 Stock Option Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

      NOW, THEREFORE, it is agreed as follows:

      1. Grant of Option. The Company hereby grants to the Optionee an option to purchase from the Company ________________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

      2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

                                                                       Exercise
                                                                       Price Per
                                        Exercise Date   No. of Shares  Share

      Immediate                            ______         __________   $________
      First Anniversary of Grant Date      ______         __________   $________
      Second Anniversary of Grant Date     ______         __________   $________
      Third Anniversary of Grant Date      ______         __________   $________
      Fourth Anniversary of Grant Date     ______         __________   $________
      Fifth Anniversary of Grant Date      ______         __________   $________

in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Board. The decision of the Board as to the amount and timing of any such adjustment shall be conclusive.

      3. Accelerated Exercise. In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to such option on and at all times after the "Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

      4. Exercise Periods. In the event of termination of employment of the Optionee for cause, all unexercised options shall immediately lapse and be forfeited. In the event of the death or disability of the Optionee, or in the event of termination of his or her employment other than for cause, the Plan permits certain extended exercise periods.

      5. Method of Exercise. In order to exercise the Option Shares granted hereunder, the Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of
Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

      6. Manner of Payment. An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares on the date of exercise equals the exercise price for the Option Shares purchased, (iii) by surrender to the Company of Options to purchase Shares, to the extent of the difference between the exercise price of such Options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

      7. Limitation upon Transfer. This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

      8. Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In the event that the Plan is not approved by the stockholders of the Company within 12 months of adoption by the Board of Directors, this option will be treated as a nonqualified stock option.

      9. Disposition of Shares. In the event of a disposition of the Option Shares received hereunder where the disposition occurs within two years after the date hereof or one year after the receipt of the shares, the Optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

      10. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding its provisions relating to conflicts of laws.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                     SALES ONLINE DIRECT, INC.

__________________                          By:_________________________________


WITNESS:                                    OPTIONEE:

__________________                          ____________________________________

                                    EXHIBIT 1

                                                      Date:_____________________

Secretary
SALES ONLINE DIRECT, INC.

To the Secretary:

      I hereby exercise my option to purchase ______________ shares of common stock, par value $.001 per share ("Shares"), of SALES ONLINE DIRECT, INC. (the "Company") in accordance with the terms set forth in the Incentive Stock Option Agreement under the 2002 Stock Option Plan.

      In full payment for such exercise, please find enclosed

            |_|   check in the amount of $____________

            |_|   Shares having a Fair Market Value of $__________

            |_| Options having an exercise price of $__________, to purchase ______ Shares having a Fair Market Value of $_________, resulting in a "spread" of $___________.

      |_| I authorize the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

      |_| I understand that in the event that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws (the "State Acts"), the transferability of the Shares is therefore subject to restrictions imposed by those laws. I hereby represent to the Company that I am acquiring the Shares with no intention of reselling any of such Shares in any distribution within the meaning of the Act. Specifically, I represent to the Company that I am purchasing the Shares for investment purposes for my own account, that no one else has any beneficial ownership in the Shares, that the Shares are not and are not to be the subject of any pledge or other lien, and that I do not intend to and will not resell the Shares unless, at a future date, they are registered under the Act and applicable state securities laws, or in the opinion of securities counsel acceptable to the Company, a specific exemption from registration is available in connection with any such resale.

                                                     Very truly yours,


                                                     -------------------------
                                                     [Print Name]

                                    EXHIBIT B

                    AGREEMENT FOR NON-QUALIFIED STOCK OPTION
                                    under the
                            SALES ONLINE DIRECT, INC.
                             2002 STOCK OPTION PLAN

      THIS AGREEMENT is made this ____________________, 20__, by and between SALES ONLINE DIRECT, INC., a Delaware corporation (the "Company"), and _____________________________ (the "Optionee").

      WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.001 per share ("Shares"), pursuant to the terms and conditions of the Company's 2002 Stock Option Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

      NOW, THEREFORE, it is agreed as follows:

      1. Grant of Option. The Company hereby grants to the Optionee an option to purchase from the Company ________________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

      2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

                                                                       Exercise
                                                                       Price Per
                                        Exercise Date   No. of Shares  Share

      Immediate                            ______         __________   $________
      First Anniversary of Grant Date      ______         __________   $________
      Second Anniversary of Grant Date     ______         __________   $________
      Third Anniversary of Grant Date      ______         __________   $________
      Fourth Anniversary of Grant Date     ______         __________   $________
      Fifth Anniversary of Grant Date      ______         __________   $________

in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Board. The decision of the Board as to the amount and timing of any such adjustment shall be conclusive.

      3. Accelerated Exercise. In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to any such option on and at all times after the "Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

      4. Exercise Periods. In the event of termination of employment of the Optionee for cause, all unexercised options shall immediately lapse and be forfeited. In the event of the death or disability of the Optionee, or in the event of termination of his or her employment other than for cause, the Plan permits certain extended exercise periods.

      5. Method of Exercise. In order to exercise the Option Shares granted hereunder, the Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of
Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

      6. Manner of Payment. An Optionee may pay the exercise price for Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares on the date of exercise equals the exercise price for the Option Shares purchased, (iii) by surrender to the Company of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

      7. Limitation upon Transfer. The Option Shares may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer any Option Share, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

      8. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding its provisions relating to conflicts of laws.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                     SALES ONLINE DIRECT, INC.

__________________                          By:_________________________________


WITNESS:                                    OPTIONEE:

__________________                          ____________________________________

                                    EXHIBIT 1

                                                      Date:_____________________

Secretary
SALES ONLINE DIRECT, INC.

To the Secretary:

      I hereby exercise my option to purchase ______________ shares of common stock, par value $.001 per share ("Shares"), of SALES ONLINE DIRECT, INC. (the "Company") in accordance with the terms set forth in the Incentive Stock Option Agreement under the 2002 Stock Option Plan.

      In full payment for such exercise, please find enclosed

            |_|   check in the amount of $____________

            |_|   Shares having a Fair Market Value of $__________

            |_| Options having an exercise price of $__________, to purchase ______ Shares having a Fair Market Value of $_________, resulting in a "spread" of $___________.

      |_| I authorize the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

      |_| I understand that in the event that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws (the "State Acts"), the transferability of the Shares is therefore subject to restrictions imposed by those laws. I hereby represent to the Company that I am acquiring the Shares with no intention of reselling any of such Shares in any distribution within the meaning of the Act. Specifically, I represent to the Company that I am purchasing the Shares for investment purposes for my own account, that no one else has any beneficial ownership in the Shares, that the Shares are not and are not to be the subject of any pledge or other lien, and that I do not intend to and will not resell the Shares unless, at a future date, they are registered under the Act and applicable state securities laws, or in the opinion of securities counsel acceptable to the Company, a specific exemption from registration is available in connection with any such resale.

                                                     Very truly yours,


                                                     -------------------------
                                                     [Print Name]